STATE STREET INSTITUTIONAL FUNDS

State Street Institutional U.S. Large-Cap Core Equity Fund

Supplement dated May 30, 2017

To the Summary Prospectus, Statutory Prospectus and Statement of Additional Information,

each dated April 30, 2017

The Summary Prospectus, Statutory Prospectus and Statement of Additional Information for the State Street Institutional U.S. Large-Cap Core Equity Fund (the “Fund”), a series of the State Street Institutional Funds (the “Trust”) are hereby supplemented. The following information supersedes any information to the contrary regarding the Fund contained in the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information:

The State Street Institutional Funds’ Board of Trustees (the “Board”) has approved a Plan of Dissolution, Liquidation and Termination (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and terminated on or about June 30, 2017 (the “Liquidation Date”). The Plan authorizes the Fund and its investment adviser, SSGA Funds Management, Inc., to engage in such transactions as may be appropriate for the Fund’s liquidation and dissolution, including, without limitation, the sale of assets and payment of and provision for liabilities in anticipation of liquidation for cash on the Liquidation Date. Accordingly, during the period between the effective date of the Plan (May 30, 2017) and the Liquidation Date, the Fund will engage in business and activities solely for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders, and may not pursue or achieve its investment objective. Furthermore, it is anticipated that for the period between June 1, 2017 and the Liquidation Date, the Fund’s assets will be held exclusively in cash and/or cash equivalents.

In anticipation of the Funds’ liquidation, the Fund will cease the sale of its shares to new shareholders upon the close of business on May 31, 2017. Effective upon the close of business on June 23, 2017, the Fund will no longer accept orders from existing shareholders to purchase additional shares. Existing shareholders of the Fund may, consistent with the requirements set forth in the Prospectus, redeem or exchange their shares into shares of the same class of any other series of the Trust at any time prior to the Liquidation Date as long as their applicable share class is available for incoming exchanges.

On or immediately prior to the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, if any, except for cash, bank deposits or cash equivalents to be retained in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s book on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) maintain the reserve for liabilities as authorized by the Plan. The Fund may distribute regular income dividends and regular capital gain distributions on or prior to the Liquidation Date to meet the requirements under Subchapter M and/or Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”). Alternatively, or in conjunction therewith, the Fund may, if eligible to do so, treat the amounts to be distributed as dividends or distributions for purposes of the Code as being paid out as part of the liquidation payment on the Liquidation Date. Additionally, the Board has authorized a special distribution of net investment income and/or capital gains for the Fund to be paid on May 31, 2017. Shareholders will receive additional shares or a distribution in cash (based on their distribution method election) at the closing net asset value per share on May 30, 2017. The Fund’s net asset value per share will be reduced on May 30, 2017 by the amount of this distribution.

The Board and the officers of the Trust are authorized by the Plan to approve such changes to the terms of any of the provisions set forth in the Plan, to interpret any of the provisions of the Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and any officer of the Trust deems necessary or desirable in order to carry out the provisions of the Plan and effect the complete liquidation and dissolution of the Fund in accordance with any and all applicable rules and/or laws.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.